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                                                                     Exhibit 24


                               POWER OF ATTORNEY



         The undersigned officers and directors of Huntington Bancshares Incorporated (the "Corporation") hereby appoint Zuheir Sofia, W. Lee Hoskins, Ralph K. Frasier, and Gerald R. Williams as his attorneys, and any of them, with power to act without the others, as his attorney, to sign, in his name and on his behalf and in any and all capacities stated below, and to cause to be filed with the Securities and Exchange Commission (the "Commission"), the Corporation's Registration Statement on Form S-4 (the "Registration Statement") for the purpose of registering under the Securities Act of 1933, as amended, a maximum of 2,500,000 authorized and unissued shares of the Common Stock, without par value, of the Corporation (as such number of shares may be adjusted from time to time for stock dividends, stock splits, or similar transactions affecting the Common Stock of the Corporation generally), in connection with the proposed merger of Security National Corporation into Huntington Bancshares Florida, Inc., which is a wholly owned subsidiary of the Corporation, and any and all amendments, including post-effective amendments, to the Registration Statement, hereby granting to such attorneys, and to each of them, individually, full power and authority to do and perform in the name and on behalf of each of the undersigned, and in any and all such capacities, every act and thing whatsoever necessary to be done in and about the premises as fully as the undersigned could or might do in person, hereby granting to each such attorney-in-fact full power of substitution and revocation and hereby ratifying all that any such attorney-in-fact or his substitute may do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned have signed these presents this 18th day of January, 1995.




/s/ Frank Wobst
- --------------------------        Chairman, Chief Executive Officer and Director
Frank Wobst                       (principal executive officer)




/s/ W. Lee Hoskins
- --------------------------        Vice Chairman and Director
W. Lee Hoskins




/s/ Zuheir Sofia
- --------------------------        President, Chief Operating Officer,
Zuheir Sofia                      Treasurer, and Director





/s/ Gerald R. Williams
- --------------------------        Executive Vice President and Chief Financial
Gerald R. Williams                Officer (principal financial officer)







/s/ John D. Van Fleet
- --------------------------        Senior Vice President and Corporate Controller
John D. Van Fleet
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 /s/ Don Monroe Casto III                              Director
- ----------------------------------
Don Monroe Casto III




/s/ Don Conrad                                         Director
- ----------------------------------
Don Conrad




/s/ John B. Gerlach                                    Director
- ----------------------------------
John B. Gerlach




/s/ Wm. J. Lhota                                       Director
- ----------------------------------
Wm. J. Lhota




- ----------------------------------                     Director
Gerald E. Mayo




 /s/ Timothy P. Smucker                                Director
- ----------------------------------
Timothy P. Smucker




 /s/ Marvin E. White                                   Director
- ----------------------------------
Marvin E. White




/s/ William J. Williams                                Director
- ----------------------------------
William J. Williams





/s/ Milton A. Wolf
- ----------------------------------                     Director
Milton A. Wolf